UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 16, 2024

AG Twin Brook Capital Income Fund
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-56502	88-6103622
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

245 Park Avenue, 26th Floor,
New York, NY 10167
(Address of Principal Executive Offices, Zip Code)

(212) 692-2000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On August 16, 2024, AG Twin Brook Capital Income Fund, a Delaware statutory trust (the “Company”), as borrower, entered into the First Amendment to Senior Secured Revolving Credit Agreement (the “First Amendment”), with the lenders and issuing banks party thereto and Truist Bank, as administrative agent, which amends the Senior Secured Revolving Credit Agreement dated as of November 17, 2023 (as amended, supplemented or otherwise modified from time to time, the “Existing Truist Credit Facility” and, as amended by the First Amendment, the “Truist Credit Facility”).

The First Amendment amends the Truist Credit Facility to, among other things: (i) increase the initial maximum principal amount from $300,000,000 to $975,000,000, subject to availability under a borrowing base which consists primarily of commercial loans originated by the Company, (ii) increase the additional commitments that the Company may seek from new and existing lenders in the future, up to an aggregate facility size not to exceed $1,462,500,000, and (iii) extend the termination date of the lenders’ obligation to make loans under the Truist Credit Facility from November 17, 2027 to August 16, 2028 and extend the final scheduled maturity date from November 17, 2028 to August 16, 2029. The other material terms of the Existing Truist Credit Facility were unchanged.

The preceding summary of the First Amendment is not complete and is qualified in its entirety by reference to, and should be read in connection with, the complete copy of the First Amendment attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

The information set forth in Item 1.01 of this Current Report on Form 8-K regarding the First Amendment is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description
10.1
First Amendment to Senior Secured Revolving Credit Agreement, dated as of August 16, 2024, by and among AG Twin Brook Capital Income Fund, the Lenders and Issuing Banks (as defined therein) party thereto and Truist Bank

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AG Twin Brook Capital Income Fund

Dated: August 16, 2024	By:	/s/ Terrence Walters
	Name:	Terrence Walters
	Title:	Chief Financial Officer and Treasurer